THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND HAS BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE WARRANT IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD,
TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR (ii) IJOIN SYSTEMS, INC., A DELAWARE CORPORATION (THE "COMPANY"), SHALL HAVE RECEIVED AN OPINION, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                                     WARRANT

                               IJOIN SYSTEMS, INC.

No. ____                                                 Number of Shares: _____
Date of Issuance: May 8, 2001                            Exercise Price: $_____


               THIS CERTIFIES that, for value received, _______________ (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after May 8, 2001, and on or prior to May 8, 2004 (the "Termination Date"), but not thereafter, to subscribe for and purchase from IJOIN SYSTEMS, INC., a Delaware corporation (the "Company"), up to ____________________ (______) shares (the "Warrant Shares") of Common Stock, par value US $0.0001 per share of the Company (the "Common Stock"), subject to adjustment as hereinafter provided, at a purchase price per share equal to $_____ (the "Exercise Price"). This Warrant is being issued in connection with the conversion of that Convertible Note dated April 1, 2001 between the Holder and iJoin.com, Inc.

     1. Title of Warrant. Prior to the expiration hereof and subject to compliance with the Securities Act of 1933, as amended (the "Securities Act"), and other applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2. Warrant Shares.
        --------------

          (a) The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

          (b) The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the Warrant a number of shares of Common Stock equal to the aggregate number of Warrant Shares issuable upon exercise of the Warrant on the date of this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.

     3. Exercise of Warrant. Except as provided in Section 4 below, exercise of the purchase rights represented by this Warrant may be made at any time or times before the close of business on the Termination Date, by the surrender of this Warrant and the delivery of that Notice of Exercise form annexed hereto, duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased. Upon the actual receipt by the Company of the surrendered Warrant, the Notice of Exercise form and the payment in full of the Exercise Price of the shares thereby purchased, the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within ten (10) business days after the date on which the Company actually received the surrendered Warrant, the Notice of Exercise form and the Exercise Price of the shares thereby purchased. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares.

     4. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following.

          (a) In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the holder of this Warrant shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. (b) If after the date on which the Warrants are first issued to the Holder, any capital reorganization or reclassification of the shares of the Common Stock, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation or other similar event shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, or sale, lawful and fair provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in such event appropriate provisions shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be in relation to any shares of stock, securities, or assets thereafter deliverable upon the exercise hereof. Upon the occurrence of any event specified in this paragraph, the Company shall give written notice of the effective date of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Such notice shall also specify the date as of which the holders of Common Stock of record shall be entitled to exchange their Common Stock for stock, securities, or other assets deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding up or issuance. Failure to give such notice, or any defect therein shall not affect the legality or validity of such material.

          5. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

     6. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

     7.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company, at its sole option, shall either issue a whole share in lieu of such fractional share or pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

          (a) If the Common Stock is listed on the New York or American Stock Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market, the current value shall be the reported last sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant, or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

          (b) If the Common Stock is not listed or admitted to unlisted trading privileges, the current value shall be the last reported bid price reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

          (c) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid prices are not so reported, the current value shall be an amount determined in such reasonable manner as may be prescribed by the board of directors of the Company.

     8. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     9. No Rights as Stockholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company prior to the actual receipt by the Company of the surrendered Warrant, the Notice of Exercise form and the payment of the aggregate Exercise Price. Upon the actual receipt by the Company of the surrendered Warrant, the Notice of Exercise form and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be, and be deemed to be, issued to such holder as the record owner of such shares as of the close of business on the later of the date of actual receipt of such surrendered Warrant and Notice of Exercise form or the date on which payment of the aggregate Exercise Price has been received by the Company.

     10. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     11. Unregistered Securities/Exemption/Legend.
         ----------------------------------------

          (a) The Holder understands that the Warrant and the underlying Warrant Shares (collectively, the "Company Securities") have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder's representations made herein. The Holder understands that the Company Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold the Company Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Holder acknowledges that the Company has no obligation to register or qualify the Company Securities for resale. The Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Company Securities, and on requirements relating to the Company which are outside of the Holder's control, and which the Company is under no obligation and may not be able to satisfy.

          (b) The Holder is aware of what constitutes, and fully understands the definition of, an "Accredited Investor," as that term is defined in Regulation D promulgated under the Act and under the laws of each state of which the Holder is a resident, and is an "Accredited Investor" for purpose of said Regulation D and the laws of each state in which the Holder is a resident;

          (c) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Shares to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (d) Except as provided in Section 11(e) hereof, this Warrant and all certificates representing shares of Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS (i) REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR (ii) IJOIN SYSTEMS, INC., A DELAWARE CORPORATION (THE "COMPANY"), SHALL HAVE RECEIVED AN OPINION, IN FORM, SCOPE AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, FROM COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (e) The restrictions imposed by this Section 11(e) upon the transfer of this Warrant or the Warrant Shares to be purchased upon exercise hereof shall terminate (i) when such securities shall have been resold pursuant to being effectively registered under the Securities Act, (ii) upon the Company's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Company, addressed to the Company to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (iii) upon the Company's receipt of other evidence reasonably satisfactory to the Company that such registration and qualification under state securities laws is not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Company (or its transfer agent and registrar), without any cost or expense (other than applicable transfer taxes, if any), new warrants (or, in the case of Warrant Shares, new stock certificates) of like tenor not bearing the applicable legend required by Section 11(d) hereof relating to the Securities Act and applicable state securities laws.

     12. Miscellaneous.
         -------------

          (a) Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date first set forth hereon.

          (b) Waivers. Any waiver by the Company, on the one hand, and the Holder, on the other hand, of any breach of or failure to comply with any provision or condition of this Warrant by the other party shall not be construed as, or constitute, a continuing waiver of such provision or condition, or a waiver of any other breach of, or failure to comply with, any other provision or condition of this Warrant, any such waiver to be limited to the specific matter and instance for which it is given. No waiver of any such breach or failure or of any provision or condition of this Warrant shall be effective unless in a written instrument signed by the party granting the waiver and delivered to the other party hereto in the manner provided for hereunder in Section 12(c). No failure or delay by either party to enforce or exercise its rights hereunder shall be deemed a waiver hereof, nor shall any single or partial exercise of any such right or any abandonment or discontinuance of steps to enforce such rights, preclude any other or further exercise thereof or the exercise of any other right.

          (c) Notices. Except as provided in Section 3 and Section 9 hereof, all notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Warrant or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, four (4) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 12(c)), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

           If to the Company:              IJoin Systems, Inc.
                                           2505 Second Avenue
                                           Suite 500 Seattle, WA 98121
                                           Attn: President
                                           Telephone: 206-374-8600
                                           Facsimile:  206-374-8555

           With copies to:                 Jenkens & Gilchrist Parker Chapin LLP
                                           The Chrysler Building
                                           405 Lexington Avenue
                                           New York, New York 10174
                                           Attn:  Martin E. Weisberg, Esq.
                                           Telephone: (212) 704-6000
                                           Facsimile: (212) 704-6288

           If to the Holder:               ________________________
                                           ========================
                                           Attn:
                  Telephone:
                  Facsimile:

or to such other address as any party may specify by notice given to the other party in accordance with this Section 12(c).

          (d) Governing Law. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to its conflict of law provisions.

          (e) Interpretation. The article and section headings contained in this Warrant are solely for the purpose of reference, are not part of this Warrant of the parties and shall not in any way affect the meaning or interpretation of this Warrant.

          (f) Entire Agreement. This Warrant contains the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Warrant. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. This Warrant supersedes all prior and/or contemporaneous agreements and understandings between the parties with respect to such transactions.

          (g) Severability. The parties agree that should any provision of this Warrant be held to be invalid, illegal or unenforceable in any jurisdiction, that holding shall be effective only to the extent of such  invalidity,  illegally or  unenforceability  without invalidating  or rendering  illegal or  unenforceable  the remaining  provisions hereof, and any such invalidity, illegally or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is the intent of the parties that the Warrant be fully enforced to the fullest extent permitted by applicable law. (h) Amendment and Waiver. This Warrant and any provisions hereof may be amended, modified or supplemented, changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

               IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


DATED: _________  ____, 2001            IJOIN SYSTEMS, INC.


                                        By: _______________________________
                                        Name: _____________________________
                                        Title:  ___________________________


     The representations and warranties contained in Section 11 hereof are hereby acknowledged and agreed to by the undersigned Holder, as of the date first above written.


NAME OF HOLDER

By:      ___________________________
Name:    ___________________________
Title:   ___________________________

                               NOTICE OF EXERCISE


To:  IJOIN SYSTEMS, INC.


          (1) The undersigned hereby elects to purchase ________ shares of Common Stock, par value $0.0001 per share (the "Common Stock") of IJOIN SYSTEMS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                           -------------------------------
                           (Name)


                           -------------------------------
                           (Address)

                           -------------------------------


          (3) The shares of Common Stock being issued in connection with the exercise of the attached Warrant are [not] being issued in connection with the sale of the Common Stock.


Dated:


                                        ------------------------------
                                        Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)


          FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

______________________________________________________________________.


______________________________________________________________________

                                                   Dated:  ______________, 20___


                           Holder's Signature:  _____________________________

                           Holder's Address:    _____________________________

                                                _____________________________


Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


                                      -2-